UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1997

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of February 1997 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 28 thereof, entered into various agreements relating to 1374 Boston Road Limited Partnership, a New York limited partnership (the "Operating Partnership") on behalf of Series 28 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 1997 (the "Operating Partnership Agreement"), pursuant to which Series 28 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 14 unit apartment complex for families located at the Bronx in the Bronx County, New York, which is known as 1374 Boston Road Limited Partnership (the "Apartment Complex"). The Apartment Complex consists of 14 two-bedroom units. Amenities include an intercom system and a laundry room located in the basement. Construction of the Apartment Complex commenced in February 1997 and is scheduled for completion in May 1997. 100% Occupancy is scheduled for December 1997.

The Operating Partnership received permanent financing in the amount of $420,760 (the "First Permanent Mortgage") from Chase Community Development Corp. The Permanent Mortgage is expected to bear interest at 8.19% per annum payable over a 19 year amortization period and a 19 year term. The Operating Partnership received permanent financing in the amount of $150,000 (the "Second Permanent Mortgage") from Michael Longo. The Permanent Mortgage is expected to bear interest at 8.19% per annum payable over a 19 year amortization period and a 19 year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is New Start Group, Inc,, (the "General Partner").

Series 28 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $566,983 to the Operating Partnership in 4 installments as follows:

    $430,000 (the "First Installment") on the latest of (A) the Admission Date, (B) the closing of the Construction Loan, (C) the Loan Commitment Date, (D) Tax Credit Set-Aside or (E) the Construction Permitting Date;
    $65,811 (the "Second Installment") on the latest of (A) the Completion Date, (B) Cost Certification, (C) compliance with Due Diligence Recommendations, (D) receipt of an updated Title Policy with dollar amount coverage satisfying the Title Policy and in form and substance substantially the same as that attached hereto as Exhibit D reasonably satisfactory to the Special Limited Partner, (E) receipt of the Contract Payoff Letter, (F) receipt of lender Estoppel Letter, or (G) satisfaction of all the conditions to the payment of the First Installment;
    $65,182 (the "Third Installment") on the latest of (A) the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement, (C) State Designation, (D) Rental Achievement, (E) receipt by the Partnership of a Permanent Certificate of Occupancy for the Project, or (F) satisfaction of all of the conditions of the First and Second Installments; and
    $6,000 (the "Fourth Installment") on the latest of (A) receipt by the Investor Limited Partner of a tax return and audited financial statement for the year in which Rental Achievement occurred, or (B) satisfaction of all of the conditions of the payment of the First, Second and Third Installments.

All of the installments have been paid by Series 28.

The total Capital Contribution of Series 28 to the Operating Partnership is based on the Operating Partnership receiving $885,910 in Tax Credits during the 10-year period commencing in 1997 of which 100% ($885,910) will be allocated to Series 28 as the Investment Limited Partner of the Operating Partnership.

Series 28 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1%	50%	75%
Series 28	99% (Tax Credits 100%)	49.999%	25%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 28.

Series 28 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 1997 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $1,400. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 1997 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $1,400. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $150,000. The Development Fee shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President